Exhibit 99.2

CHENIERE ENERGY, INC. NEWS RELEASE

Cheniere Announces Pricing of $1 Billion Senior Notes due 2036

and $750 Million Senior Notes due 2056

HOUSTON—(BUSINESS WIRE)— Cheniere Energy, Inc. (“Cheniere”) (NYSE: LNG) today announced that it has priced its previously announced offering of Senior Notes due 2036 (the “2036 Notes”) and Senior Notes due 2056 (the “2056 Notes” and, together with the 2036 Notes, the “Notes”). The 2036 Notes will bear interest at a rate of 5.200% per annum, will be issued at 99.658% of par and will mature on July 30, 2036. The 2056 Notes will bear interest at a rate of 6.000% per annum, will be issued at 99.524% of par and will mature on July 30, 2056. The closing of the offering is expected to occur on March 19, 2026.

Cheniere intends to use the proceeds from the offering for general corporate purposes, which may include, among other things, the repayment, refinancing or redemption of our and our subsidiaries’ existing indebtedness (including currently outstanding amounts under our subsidiary Cheniere Corpus Christi Holdings, LLC’s term loan facility), funding capital expenditures, working capital and other business opportunities. The Notes will rank pari passu in right of payment with existing senior notes at Cheniere, including the senior notes due 2028 and the senior notes due 2034.

The offer of the Notes has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Notes may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements of the Securities Act. This press release shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale of these securities would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains certain statements that may include “forward-looking statements” within the meanings of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical or present facts or conditions, included herein are “forward-looking statements.” Included among “forward-looking statements” are, among other things, (i) statements regarding Cheniere’s financial and operational guidance, business strategy, plans and objectives, including the development, construction and operation of liquefaction facilities, (ii) statements regarding regulatory authorization and approval expectations, (iii) statements expressing beliefs and expectations regarding the development of Cheniere’s LNG terminal and pipeline businesses, including liquefaction facilities, (iv) statements regarding the business operations and prospects of third-parties, (v) statements regarding potential financing arrangements, (vi) statements regarding future discussions and entry into contracts, (vii) statements relating to Cheniere’s capital deployment, including intent, ability, extent, and timing of capital expenditures, debt repayment, dividends, share repurchases and execution on the capital allocation plan, and (viii) statements relating to our goals, commitments and strategies in relation to environmental matters. Although Cheniere believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Cheniere’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in Cheniere’s periodic reports that are filed with and available from the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Other than as required under the securities laws, Cheniere does not assume a duty to update these forward-looking statements.

Contacts

Cheniere Energy, Inc.

Investor Relations
Randy Bhatia	713-375-5479
Frances Smith	713-375-5753